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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




      Date of report (Date of earliest event reported): SEPTEMBER 17, 2003


                            TENNECO AUTOMOTIVE INC.
               (Exact Name of Registrant as Specified in Charter)



                  DELAWARE                                1-12387                      76-0515284
(State or Other Jurisdiction of Incorporation)    (Commission File Number)   (IRS Employer Identification No.)


   500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS                                    60045
     (Address of Principal Executive Offices)                                    (Zip Code)




Registrant's telephone number, including area code:    (847) 482-5000



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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

            On September 17, 2003, the Company issued a press release announcing that it had commenced an offer to exchange up to $350 million principal amount of 10.25% Senior Secured Notes due 2013, which have been registered under the Securities Act of 1933, for a like amount of its existing 10.25% Senior Secured Notes due 2013, which were issued on June 19, 2003 in a private placement. This press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.       Description
99.1              Press release dated September 17, 2003



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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      TENNECO AUTOMOTIVE INC.


Date:  September 17, 2003             By:     /s/ KENNETH R. TRAMMELL
                                         -----------------------------------
                                                 KENNETH R. TRAMMELL
                                         Senior Vice President and Chief
                                         Financial Officer

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EXHIBIT INDEX

         Exhibit       Description
         Number

         99.1          Press Release dated September 17, 2003